Exhibit 10.12

                    SUNRISE TECHNOLOGIES INTERNATIONAL, INC.
                  OFFSHORE NOTE AND WARRANT PURCHASE AGREEMENT

                  This Offshore Common Stock Purchase Agreement (this "Agreement") is made as of the Closing Date (as hereinafter defined) by and between Sunrise Technologies International, Inc., a Delaware corporation (the "Company), with its principal office at 47257 Fremont Boulevard, Fremont, CA 94538, Pennsylvania Merchant Group Ltd (the "Placement Agent") and each of the purchasers who are signatories hereto and any other purchasers who are made a party to this Agreement pursuant to Section 1(d) (individually, a "Purchaser" and collectively, the "Purchasers").

                                    RECITALS

                  The Company has engaged the Placement Agent as exclusive agent of the Company in connection with the placement and sale (the "Offering") of $1,500,000 Convertible Subordinated Notes (the "Notes") with Warrants. The Notes will be convertible into shares of the Company's $.001 par value common stock ("Common Stock") commencing on the Closing Date (as hereinafter defined) at an initial conversion price (the "Conversion Price") of $0.875 per share of Common Stock. The Notes are Redeemable at the Company's option, in whole but not in part, at any time on or after March 31, 1997, at a price equal to the principal of the Notes then outstanding plus accrued and unpaid interest to the date of redemption (the "Redemption Date"). Holders of the Notes will receive not more than 60 nor fewer days than 30 days' notice prior to the Redemption Date, during such time they may exercise their conversion rights. Each Purchaser will receive one warrant to purchase Common Stock, substantially in the form attached (the "Warrants") for each $1.75 in Notes purchased by such Purchaser. Each Warrant entitles the holder to purchase one share of Common Stock for $1.00 during the five year period commencing on the initial Closing Date (as hereinafter defined). The Notes and Warrants will be sold by the Company to Purchasers pursuant to Regulations D and S under the Securities Act of 1933, as amended (the "Act") (individually the "Regulation D Purchasers" and "Regulation S Purchasers"). Regulation S Purchasers will purchase Notes and Warrants pursuant to this Agreement and Regulation D Purchasers will purchase the Notes and Warrants pursuant to a U.S. Note and Warrant Purchase Agreement of even date herewith (the "U.S. Agreement"). Offers and sales of Notes and Warrants will only be made pursuant to the Confidential Private Offering Memorandum dated
February 5, 1997 (together with all amendments, supplements, exhibits and attachments thereto, the "Private Placement Materials").

                                    AGREEMENT

                  In consideration of the mutual promises, representations, warranties and conditions set forth in this Agreement, the Company, each Purchaser (severally and not jointly) and the Placement Agent intending to be legally bound agree as follows:

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         1.       PURCHASE AND SALE OF NOTES AND WARRANTS.

                  1.1      Issue of Notes and Warrants.

                           (a) The Company has  authorized the issuance and sale
of up to $1,500,000 Notes, and up to 1,714,286 share of Common Stock (the "Conversion Shares") pursuant to the conversion of the Notes, up to 857,143 Warrants and up to 857,143 additional shares of Common Stock (the "Warrant Shares") pursuant to the exercise of the Warrants, pursuant to the provisions of this Agreement and the U.S. Agreement made as of the Closing Date

                           (b) In reliance upon the Purchaser's  representations
and warranties contained in Section 4 hereof and upon the Placement Agent's representations and warranties contained in Section 6 hereof, and subject to the terms and conditions set forth herein, the Company hereby agrees to sell to each Purchaser the aggregate amount of Notes and Warrants set forth below such Purchaser's signature on the subscription page bearing such Purchaser's name.

                           (c)  In  reliance   upon  the   representations   and
warranties of the Company contained herein, and subject to the terms and conditions set forth herein, each Purchaser hereby agrees to purchase the amount of Notes and Warrants set forth on the subscription page bearing such Purchaser's name at the purchase price set forth above. Each Purchaser shall severally, and not jointly, be liable for only the amount of Notes and Warrants that appear on the subscription page hereof that relates to such Purchaser.

                           (d)  The  Company's   agreement   with  each  of  the
Purchasers is a separate agreement, and the sale of the Notes and Warrants to each of the Purchasers is a separate sale.

         2.       CLOSING DATE; DELIVERY.

                  2.1      Closing.

                           (a) The initial  closing of the sale and  purchase of
the Notes under this Agreement (the "Closing"), together with the initial closing of the sale and purchase of Notes under the U.S. Agreement, shall be held at 10:00 a.m. (Pacific Standard Time) on or before February 20, 1997 (the "Closing Date"), at the offices of Thelen, Marrin, Johnson & Bridges, San Jose CA, or at such other time and place as the Company and the Placement Agent may agree. There is no minimum amount of Notes required for an initial closing.

                           (b)  From  time to time  prior to and  following  the
Closing Date, the Company may, but shall not be obligated to, offer and sell the balance of the Notes authorized but not sold as of the Closing Date herein to other purchasers (the "Other Purchasers") at one or more subsequent closings to be held no later than February 20, 1997 unless otherwise extended by the Company and the Placement Agent. By executing this Agreement, the Purchasers hereunder agree to the inclusion of such Other Purchasers as parties to this Agreement and the Registration Rights Agreement referenced in Section 7.l(d) herein (the "Registration Rights Agreement"), and it shall be a condition to each subsequent closing that the Other Purchasers, if any shall become parties to this Agreement and the Registration Rights Agreement and subject to the terms hereof

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and  thereof.  If such a subsequent  closing is held,  the terms  "Closing"  and
"Closing Date", as used herein, shall be deemed to apply to the initial closing and each such subsequent closing.

                  2.2 Delivery. At the Closing, subject to the terms and conditions hereof, the Company will deliver to each Purchaser the Notes subscribed for by such Purchaser, dated as of the Closing Date, and Warrants, against payment of the purchase price therefor by wire transfer, unless other means of payment shall have been agreed upon by such Purchaser, on one hand, and the Company, and the Placement Agent, on the other hand.

         3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

                  Subject to and except as disclosed by the Company in the Private Placement Materials, the Company hereby represents and warrants to each Purchaser as of the date hereof as follows, and all such representations and warranties shall be true and correct as of the Closing Date as if then made and shall survive the Closing:

                  3.1 Organization. Each of the Company and Laser Biotech, Inc. as its subsidiary (the "Subsidiary") is a corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation. The Company and the Subsidiary has all requisite power and authority to own or lease its properties and to conduct its business as now conducted. Each of the Company holds all licenses and permits required for the conduct of its business as now conducted, which, if not obtained, would have a material adverse effect on the business, financial condition or results of operations of the Company taken as a whole. Each of the Company and the Subsidiary is qualified as a foreign or domestic corporation and is in good standing in all states where the conduct of its business or its ownership or leasing of property requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, financial condition or results of operations of the Company taken as a whole. The Company has previously delivered a true and complete copy of its Certificate of Incorporation ("Certificate") and Bylaws to the Placement Agent.

                  3.2 Capitalization. The authorized, issued and outstanding capital stock of the Company on September 30, 1996 is as set forth in the Report on Form 10-Q (September 30,1996) which is included in the Offering Materials (Tab A). Since September 30, 1996, there has been no material change in the capitalization of the Company, except as has been described in the Private Placement Materials. All of the issued and outstanding shares of Common Stock have been duly authorized, validly issued and are fully paid and nonassessable. Except as stated in the Private Placement Materials and except for rights granted under the Company's stock option plans, there are no existing subscriptions, options, warrants, calls, commitments, agreements, conversion or other rights of any character (contingent or otherwise) to purchase or otherwise acquire from the Company at any time, or upon the happening of any stated event, any shares of the capital stock of the Company.

                  3.3 Authority. The Company has all requisite corporate power and authority to enter into this Agreement, the Warrants, Registration Rights Agreement, and the warrant to purchase up to 85,714 shares of Common Stock issued to the Placement Agent (the "Placement Agent Warrant"), and to consummate the transactions contemplated hereby and thereby. The

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execution and delivery of this Agreement,  the Warrants, the Registration Rights
Agreement  and  the  Placement  Agent  Warrant  and  the   consummation  of  the
transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action on the part of the Company, and upon their execution and delivery by the Company, such documents will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the indemnification and contribution provisions of the Registration Rights Agreement may be limited by principles of public policy, and
subject   as   to   enforceability   to   applicable   bankruptcy,   insolvency,
reorganization, moratorium and similar laws relating to or affecting creditors' rights from time to time in effect and subject to general equity principles.

                  3.4 Securities Filings. The Company has filed with the Securities and Exchange Commission (the "SEC") the documents set forth in the Private Placement Materials included herein under Tab A (the "SEC Filings"). The Company has filed with the SEC all reports and all other filings required to be filed with the SEC under the rules and regulations of the SEC.

                           (a)  The  SEC  Filings   conformed  in  all  material
respects to the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the SEC thereunder as of their respective filing dates and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The documents or portions thereof that were incorporated by reference in the SEC Filings pursuant to the requirements of the Exchange Act, when such incorporated documents or portions were first filed with the SEC, conformed in all material respects with any applicable requirements of the Exchange Act and the rules and regulations of the SEC thereunder.

                           (b)  The  consolidated  financial  statements  of the
Company included in the SEC Filings fairly presented in all material respects the financial position and results of operations of the Company and the Subsidiary at their respective dates and for the respective periods to which they apply; and such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as otherwise stated therein.

                           (c)  Notwithstanding  any  provision  therein  to the
contrary, it is understood by the Company and the Purchasers that the Company is not representing or warranting any statement in the SEC Filings relating to future, anticipated or possible circumstances, occurrences or developments.

                  3.5 Issuance of the Notes. The Notes, when issued against payment therefor pursuant to the terms of this Agreement, will be duly and validly authorized and issued, fully paid and nonassessable.

                  3.6 No Conflict with Law or Documents. The execution, delivery and consummation of this Agreement, the Warrants and the Registration Rights Agreement and the transactions contemplated hereby and thereby will not (a) conflict with any provisions of the Articles or Bylaws of the Company or the Subsidiary; (b) result in any violation of or default or loss of a benefit under, or permit the acceleration of any obligation under (in each case, upon the

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giving of notice, the passage of time, or both) any mortgage,  indenture, lease, agreement or other instrument, permit, franchise, license, judgment, order, decree, law, ordinance, rule or regulation applicable to the Company, the Subsidiary or their respective properties.

                  3.7 Consents, Approvals and Private Offering. Except for any filings required under federal and applicable state securities laws, all of which shall have been made as of the Closing Date to the extent required as of such time, no consent, approval, order or authorization of, or registration, declaration or filing with, any federal, state, local or foreign governmental authority is required to be made or obtained by the Company in connection with the execution and delivery of this Agreement, the Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby.

                  3.8 Absence of Certain Developments. Except as described in the Private Placement Materials, since September 30, 1996, neither the Company has (a) incurred or become subject to any material liabilities (absolute or contingent) except current liabilities incurred, and liabilities under contracts entered into, in the ordinary course of business, consistent with past practices; (b) mortgaged, pledged or subjected to any lien, charge or other encumbrance any of its assets, tangible or intangible; (c) sold, assigned or transferred any of its assets or canceled any debts or obligations except in the ordinary course of business, consistent with past practices; (d) suffered any extraordinary losses, or waived any rights of substantial value; (e) entered into any material transaction other than in the ordinary course of business, consistent with past practices; or (f) otherwise had any change in its condition, financial or otherwise, except as shown on or reflected in the consolidated balance sheet as of September 30, 1996 that is included in the Company's Report on Form 10-Q for the quarter ended September 30, 1996, except for changes in the ordinary course of business, consistent with past practices, none of which individually or in the aggregate has been materially adverse, and excepted further that the Company continues to incur additional substantial losses of the nature set forth in and/or otherwise contemplated by the Private Placement Materials. Except as described in the SEC Filings, neither the Company nor the Subsidiary has entered into any agreement since September 30, 1996 of the type that would be required under the SEC's rules and regulations to be filed as an exhibit to a Report on Form 10-K.

                  3.9 Litigation. Except as described in the Private Placement Materials, to the Company's knowledge, there are no actions, suits, proceedings or investigations pending against or affecting the Company or the Subsidiary that in the aggregate could reasonably be anticipated to result in any material adverse effect on the Company.

                  3.10 Registration Rights. Except for shares issued or issuable in connection with the Company's existing stock option plans and those disclosed in the Private Placement Materials the Company has not granted any rights to have any of the Company's securities registered under the Act.

                  3.11 Disclosure. The Private Placement Materials taken as a whole do not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

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                  3.12  Security  Interest.  In order to  secure  the  Company's obligations under the Notes and perfect the Purchasers' security interests in all of the Company's pending and issued ophthalmic patents, the Company has made all the necessary filings and has not granted a security interest in such patents to any other party.

         4.       REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.

                  Each Purchaser hereby represents, warrants and covenants with the Company as follows:

                  4.1 Legal Power. Purchaser has the requisite corporate, partnership, trust or fiduciary power, as appropriate, and is authorized, if Purchaser is a corporation, partnership or trust, to enter into this Agreement and the Registration Rights Agreement, to purchase the Notes and Warrants hereunder, and to carry out and perform its obligations under the terms of this Agreement and the Registration Rights Agreement.

                  4.2 Due Execution. This Agreement and the Registration Rights Agreement have been duly authorized, if Purchaser is a corporation, partnership, trust or fiduciary, executed and delivered by Purchaser, and, upon due execution and delivery by the Company, this Agreement and the Registration Rights Agreement will be valid and binding agreements of Purchaser, and subject as to enforceability to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors' rights from time to time in effect and subject to general equity principles.

                  4.3      Investment Representations.

                  Each Purchaser represents and agrees that:

                           (a)  Purchaser  is  acquiring  the  Notes for its own
account, not as a nominee or agent, for investment and not with a view to or for resale in connection with, any distribution or public offering thereof within the meaning of the Act, except pursuant to an effective registration statement under the Act;

                           (b) Such  Purchaser is not a U.S.  Person (as defined
in Regulation S) and is not an affiliate of the Company (as defined in Regulation S);

                           (c) At the time  such  Purchaser's  buy order for the
Notes and the Warrants was originated such Purchaser was outside the United States, its territories and possessions;

                           (d) The Purchaser:

                                    (i) will not,  during the period  commencing
on the latest Closing Data and ending on the day 40 days after the final Closing Date (the "Restricted Period"), offer or sell any of the Securities in the United States, its territories or possessions, or to a U.S. Person or for the account or benefit of a U.S. Person (other than distributors), other than in accordance with Rules 903 or 904 of Regulation S; and

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                                    (ii)  will,  after  the  expiration  of  the
Restricted Period, offer, sell, pledge or otherwise transfer the Shares only pursuant to registration under the Act or an available exemption therefrom and, in any case, in accordance with applicable state and foreign securities laws.

                           (e) None of such  Purchaser,  its  affiliates  or any
person acting on behalf of the Purchaser or any such affiliates has engaged, or will engage, in any Directed Selling Efforts (as defined in Regulation S under the Act) with respect to the Securities or any distribution, as that term is used in the definition of Distributor (as defined in Rule 902CC) in Regulation S under the Act, with respect to the Securities.

                           (f) The transactions contemplated by this Agreement:

                                    (i)  have  not  been   pre-arranged  with  a
purchaser located in the United States, its territories or possessions, or who is a U.S. Person; and

                                    (ii)  are not  part of a plan or  scheme  to
evade the registration provisions of the Act.

                           (g) The Purchaser is purchasing the Notes for its own
account for the purpose of investment and not (A) with a view to, or for sale in connection with, any distribution thereof or (B) for the account or on behalf of any U.S. Person.

                           (h) The Purchaser is not a corporation  that has been
formed principally for the purpose of investing in securities not registered under the Act.

                           (i) Neither the Company,  the Placement Agent nor any
person or entity acting on its or their behalf made to the Purchaser or any person acting on its behalf in the United States any statement conveying a purpose or intent to sell the Shares to the Purchaser. The person executing this Agreement on behalf of the Purchaser was outside the United States, its territories and possessions at the time of such execution.

                           (j)  Neither  the  Purchaser,  any  affiliate  of the
Purchaser, nor any person or entity acting on its or their behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Shares.

                           (k) If the  Purchaser  offers  and  sells  any of the
Securities during the Restricted Period, then it will do so only: (i) in accordance with the provisions of Regulations S; (ii) pursuant to registration of the Shares under the Act; or (iii) pursuant to an available exemption from the registration requirements of the Act.

                           (1)  Purchaser  understands  that the Shares have not
been registered under the Act by reason of a specific exemption therefrom, and may not be transferred or resold except pursuant to an effective registration statement or exemption from registration and each certificate representing the Shares will be endorsed with the following legends:

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                                    (i)     THE  SECURITIES  REPRESENTED  HEREBY
                                            HAVE NOT BEEN  REGISTERED  UNDER THE
                                            UNITED  STATES   SECURITIES  ACT  OF
                                            1933,  AS AMENDED  (THE  "SECURITIES
                                            ACT"),  AND SUCH SECURITY MAY NOT BE
                                            OFFERED,  SOLD, PLEDGED OR OTHERWISE
                                            TRANSFERRED   EXCEPT   (1)   IN   AN
                                            OFFSHORE  TRANSACTION  IN ACCORDANCE
                                            WITH   RULE   903  OR  RULE  904  OF
                                            REGULATION  S UNDER  THE  SECURITIES
                                            ACT, OR (2) PURSUANT TO AN EXEMPTION
                                            FROM  REGISTRATION  AS  CONFIRMED IN
                                            ANY OPINION OF COUNSEL  SATISFACTORY
                                            TO THE COMPANY,  AND IN EACH CASE IN
                                            ACCORDANCE WITH ANY OTHER APPLICABLE
                                            LAW.

                                    (ii)  Any  legend   required  to  be  placed
thereon by applicable federal or state securities laws, and

                                    (iii) the Company will instruct any transfer
agent not to register the transfer of any of the Securities unless the conditions specified in the foregoing legends are satisfied.

                           (m) Receipt and review of  Offering  Materials.  Each
Purchaser represents that Purchaser has received and reviewed the Private Placement Materials and has been given full and complete access to the Company and/or the Placement Agent for the purpose of obtaining such information as the Purchaser or its qualified representative has reasonably requested and has been afforded the opportunity to ask questions regarding the Company and the Shares, all as Purchaser or its qualified representative has found necessary to make an informed investment decision.

         5.       COVENANTS OF THE COMPANY.

                  5.1      Information.

                  So long as the Company is subject to the periodic reporting requirements of the Exchange Act pursuant to Section 13 or l5(d), the Company shall deliver to each holder of Notes or Warrants all annual, quarterly or other reports furnished to its public security holders; provided that if the Company is not subject to the requirements of Section 13 or 15(d) of the Exchange Act, the Company will promptly furnish to each holder of Notes or Warrants (i) as soon as available, and in any event within 90 days after the end of each fiscal year of the Company, a consolidated balance sheet of the Company and its consolidated subsidiaries, if any, as of the end of such fiscal year and the related consolidated statements of income, stockholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all prepared in accordance with generally accepted accounting principles and reported on by independent certified public accountants of recognized national standing; and (ii) as soon as available, and in any event within 45 days after the end of each of the first three

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fiscal quarters of each fiscal year of the Company, a consolidated balance sheet of the Company and its consolidated subsidiaries, if any, as of the end of such quarter and the related consolidated statements of income and stockholder's equity (together with any other quarterly financial statements being prepared by the Company at such time), setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the Company's previous fiscal year, all certified (subject to normal year-end adjustments) as to fairness of presentation and consistency by the chief financial officer or the chief accounting officer of the Company.

                  6.   REPRESENTATIONS  OF  PLACEMENT  AGENT;   COMPENSATION  OF
PLACEMENT AGENT.

                  The Company has authorized the Placement Agent to conduct the Private Placement of the Securities (the "Private Placement") under Regulation D and Regulation S of the Act, and the Placement Agent represents and agrees with the Company as follows:

                  6.1 Regulation S Compliance. Offers and sales of the Securities to Regulation S Purchasers will be made in compliance with Regulation S and have not and will not be made to any U.S. Person or for the account and benefit of any U.S. Person. Neither the Placement Agent nor any of its employees or affiliates or any person or entity acting on its behalf has or shall engage in any directed selling efforts (as defined by Regulation S) with respect to the Securities.

                  6.2 Compliance Generally. The Placement Agent has and will observe all securities laws and regulations applicable to it in any jurisdiction in which it has or may offer, sell or deliver Notes and it will not, directly or indirectly, offer, sell or deliver Notes or distribute or publish any prospectus, circular, advertisement or other offering material in relation to the Notes in or from any state in the United States or country or jurisdiction except under circumstances that will result in compliance with any applicable laws and regulations.

                  6.3 Sales Commissions. In consideration of the Placement Agent's services hereunder, the Company shall pay Placement Agent in cash on each Closing Date a commission of seven and one-half percent (7.5 %) of the proceeds of the Securities sold at such Closing (the "Placement Fee").

                  6.4 Placement Agent Expenses. Upon the initial closing, the Company shall reimburse the Placement Agent for its reasonable out-of-pocket expenses of the Private Placement, including the reasonable fees and expenses of the Placement Agent's counsel, up to a maximum of $50,000. This amount may include expenses from other pending or abandoned transactions involving the Placement Agent.

                  6.5 Placement Agent Warrant. At each Closing, the Company agrees to sell to the Placement Agent a Warrant to purchase a number of shares of the Company's Common Stock equal to five percent (5%) of the number of Conversion Shares into which the Notes sold at such Closing are convertible (the "Placement Agent Warrant") at a purchase price of $.001 per share of Common Stock covered by the Placement Agent Warrant. The Placement Agent Warrant will be exercisable at any time before the fifth anniversary of the initial Closing at a price of $0.875

(subject to adjustments for stock dividends, splits, combinations and certain other issuances of Common Stock or Common Stock equivalents, all as provided in the Placement Agent Warrant). The Placement Agent Warrant will be in a form reasonably satisfactory to the Company and the Placement Agent.

                  6.6 Right of First Refusal to Manage Future Offerings. For a period of one (1) year commencing upon the last Closing Date hereunder, the Placement Agent shall have a right of first refusal to act as the managing underwriter for any and all equity offerings (excluding offerings to Company employees, or to others as consideration for the purchase of assets for use in the Company's business, or in one or more business combinations) of any securities of the Company, or any successor to or any subsidiary of the Company. The Placement Agent must exercise this right of first refusal within thirty (30) days of receipt of written notice from the Company, or its successor or subsidiary, of its intention to offer securities for sale.

                  6.7 Blue Sky Compliance. The Placement Agent will comply with the state securities or blue sky laws of each state in which the Securities have been or will be offered ("Applicable Blue Sky Laws"). The Placement Agent has ensured and will ensure that all applications, notices and other filings required to be made under Applicable Blue Sky Laws have been or will be timely made. The Placement Agent has ensured that all legends or other notices required to be either printed in the Private Placement Memorandum or otherwise given to offerees or purchasers of the Securities under Applicable Blue Sky Laws have been so printed or given.

         7.       CONDITIONS TO CLOSING.

                  7.1 Conditions to Obligations of the Purchaser. Each Purchaser's obligation to purchase the Securities at the Closing is subject to the fulfillment, at or prior to such Closing, of all of the following conditions:

                           (a) Representations and Warranties True;  Performance
of  Obligations.  The  representations  and  warranties  made by the  Company in
Section 3 hereof shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date; except as described in or contemplated by the Private Placement Materials, the business, assets, financial condition and results of operations of the Company shall not have been adversely affected in any material way prior to the Closing Date; and the Company shall have performed all obligations and conditions herein required to be performed by it on or prior to the Closing Date.

                           (b)  Proceedings  and  Documents.  All  corporate and
other proceedings in connection with the transactions contemplated at the Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchaser.

                           (c)    Qualifications,    Legal    Investment.    All
authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Securities pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing Date.

No stop order or other order enjoining the sale of the Securities shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC, or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction. At the time of the Closing, the sale and issuance of the Securities shall be legally permitted by all laws and regulations to which the Purchaser and the Company are subject.

                           (d) Registration Rights Agreement.  The Company shall
have entered into the Registration Rights Agreement in substantially the form included in the Private Placement Materials (Tab C).

                           (e) Legal Opinion.  Counsel to the Company shall have
provided a legal opinion to the Purchasers reasonably acceptable to the Placement Agent.

                  7.2 Conditions to Obligations of the Company. The Company's obligation to issue and sell the Securities at the Closing is subject to the fulfillment to the Company's satisfaction, on or prior to the Closing, of the following conditions:

                           (a)   Representations   and   Warranties   True.  The
representations and warranties made by each Purchaser in Section 4 hereof and by the Placement Agent in Section 6 hereof shall be true and correct at the Closing Date with the same force and effect as if they had been made on and as of the Closing Date.

                           (b) Performance of Obligations.  Each Purchaser shall
have performed and complied with all agreements and conditions herein required to be performed or complied with by them on or before the Closing Date, and each Purchaser shall have delivered payment to the Company in respect of its purchase of Securities.

                           (c)    Qualifications,    Legal    Investment.    All
authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Securities pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing Date. No stop order or other order enjoining the sale of the Securities shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction. At the time of the Closing, the sale and issuance of the Securities shall be legally permitted by all laws and regulations to which each Purchaser and the Company are subject.

         8.       MISCELLANEOUS.

                  8.1 Governing Law. This Agreement shall be governed by and construed under the laws of the Commonwealth of Pennsylvania as applied to agreements among California residents, made and to be performed entirely within the Commonwealth of Pennsylvania without regard to principles of conflict of laws.

                  8.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

                  8.3 Entire Agreement. This Agreement and the Exhibits hereto and thereto, and the other documents delivered pursuant hereto and thereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

                  8.4 Separability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  8.5 Amendment and Waiver. Except as otherwise provided herein, any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and the Purchaser. Any amendment or waiver effected in accordance with this section shall be binding upon each future holder of any security purchased under this Agreement (including securities into which such securities have been converted) and the Company.

                  8.6 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery, on the first business day following mailing by overnight courier, or on the fifth day following mailing by registered or certified mail, return receipt requested, postage prepaid, addressed to the Company and the Purchaser at the respective addresses included herein.

                  8.7 Fees and Expenses. The Company and the Purchasers shall bear their own expenses and legal fees incurred on its behalf with respect to this Agreement and the transactions contemplated hereby; provided, that in the event that the transactions contemplated hereby close, the Company shall reimburse the Placement Agent in accordance with the provisions of Section 6.5. The fees and expenses for which the Company shall be liable hereunder shall in no event exceed $50,000 in the aggregate. Purchasers acknowledge that the Placement Agent will receive a commission equal to 7.5% of the aggregate amount sold in the Offering and will be entitled to purchase for nominal consideration a five-year warrant to purchase up to 85,714 shares of the Company's Common Stock at an exercise price equal to $0.875, as described in the Private Placement Materials under the heading "Summary of the Offering."

                  8.8 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

                  8.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.